FGL Holdings January 31, 2018 1 January 31, 2018 FGL Holdings Investor Update

FGL Holdings January 31, 2018 2 Legal Disclosures ► All data in this presentation are as of 12/31/2017 and include unaudited 4Q17 estimated results, unless stated otherwise ► As a result of the recent merger with CF Corp., the acquisition method of accounting (purchase accounting or PGAAP) will be applied in 4Q17, including the initial recognition of most of the company’s assets and liabilities at fair value and other merger related effects. ► Caution regarding forward-looking statements: ► This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of F&G’s management and the management of its subsidiaries. ► Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues,” “outlook” or similar expressions. Factors that could cause actual results, events and developments to differ from those set forth in, or implied by, the statements set forth herein are discussed from time to time in F&G’s filings with the SEC, as well as those of its predecessor companies—FGL and CFCO. You can find these filings on the SEC’s website, www.sec.gov. ► All forward-looking statements we describe herein are qualified by these cautionary statements and we can provide no assurance that the actual results, events or developments referenced herein will occur or be realized. F&G does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. ► All estimates and forecasts for the effects of purchase accounting are preliminary and subject to change. ► Permission neither sought nor obtained with reference to third party sources

FGL Holdings January 31, 2018 3 Transaction Background

Transaction Highlights

F&G

#	Highlight	Details
1	**Well Defined Value Creation Levers**	▸ Accelerated earnings momentum through enhanced asset management performance through relationship with Blackstone and a tax-efficient international platform ▸ An enhanced ability to pursue ongoing strategic acquisitions by leveraging the experience and professional network of CF Founders and Blackstone
2	**Established Life & Annuity Franchise**	▸ Primary insurance company with well-established Fixed Indexed Annuity (FIA), Multi-Year Guaranty Annuity (MYGA) and Indexed Universal Life (IUL) platforms ▸ Offers a comprehensive suite of underlying product offerings through its longstanding and stable distribution relationships
3	**Attractive Sector and Company Growth**	▸ Favorable demographic trends and growing retirement population drives broader demand for FIA, MYGA and IUL products ▸ F&G experienced ~10% annual sales growth from 2012-2016
4	**Prudent Capital Position with Significant Investable assets**	▸ Conservative financial leverage with strong capitalization ▸ Significant underlying cash and investable assets of $23B
5	**Strong Sponsorship with Significant Capital Investment**	▸ CF Corp. Founders Chinh Chu and Bill Foley bring significant investment and operational expertise to F&G ▸ Total investment of $900+ M from Chinh Chu, Bill Foley, FNF and Blackstone demonstrates significant ongoing commitment to the franchise

FGL Holdings January 31, 2018 4

Founders' Background—World Class Sponsorship

CF Corporation (CFCO) was a publicly-listed company founded by Chinh Chu and William Foley which raised an aggregate of $1.2 B of proceeds to acquire a high quality operating company; resulting in FGL Holdings (NYSE: FG)

- Primary objective: build high quality, enduring business by using permanent capital
- One of the largest U.S.-listed special purpose acquisition companies (SPAC)
- Significant investment by co-founders aligns with shareholders' interests
- Capital raised from a broad base of blue-chip long-term investors


History of strategic investments with long-term horizon
Stewards of stakeholders' interests
Broad and deep insurance industry expertise
CF Corp. Founders
Operational expertise
Track record of delivering stability and value
Well-respected reputations

Chinh E. Chu

Founder and Co-Chairman (25+ Years Experience)

- Previously a Senior Managing Director at Blackstone and member of Blackstone's Executive Committee
  - Longest tenured partner aside from Stephen Schwarzman
- Served on Boards of Kronos, NCR, SunGard, London Financial Futures Exchange, BankUnited, Stearns Mortgage, Celanese, Nalco, Catalent, Nycomed, Stiefel, Allied Barton, and Graham Packaging

William P. Foley II

Founder and Co-Chairman (30+ Years Experience)

- $54B of public market value creation
- 3 separate multi-billion dollar public market platforms, with over 100 acquisitions across all platforms
- Chairman of the Board of Fidelity National Financial ("FNF")
- Vice-Chairman of the Board of Fidelity National Information Services (FIS)

FGL Holdings January 31, 2018 5

FGL Holdings January 31, 2018 6 Business Update

FGL Holdings January 31, 2018 7 Transaction Closing Overview ► Successfully closed transaction on 11/30/2017 for $1.84B ► New international entity structure in place ► Capitalized F&G Re with $750M ► Executed ~60% ModCo reinsurance transaction between FGLIC and F&G Re ► Transitioned Investments team and $23B portfolio management to Blackstone Group ► Established new Board of Directors ► Retained executive leadership team FGL Holdings (Cayman) (NYSE: FG) FGL US Holdings Other Non-Life U.S. Entities FGLIC (Iowa) & Subsidiaries Miscellaneous Subsidiaries F&G Re Ltd. (Bermuda) CF Bermuda Holdings (Bermuda)

FGL Holdings January 31, 2018 8 Sales Update 438 455 424 462 294 127 164 161 1Q17 2Q17 3Q17 4Q17E F&G Annuity Sales Total $2.5B — F&G 6%; Industry 11% through 9/30/171 ($M) ► Over past four years, F&G has consistently grown sales at greater than a 10% CAGR. ►2017 annuity sales of $2.5B are down 6% amidst industry-wide disruption from DOL ruling and reduced appetite for safe money products given strong equity market gains ►Overall industry FIA sales are down 11% through 9/30/17 ► Assets under management up 9% over 2016 with annuity volume + solid policyholder persistency ►~85% of FIA in-force protected by an average surrender charge of 9% ► Key distribution relationships remain strong and aligned for growth in 2018 AAUM ($B) 20.2 20.6 20.8 21.9 1Wink’s Report and LIMRA ► Achieved ~13% New Business IRR for FIA’s in 2017 ► Post transaction target is 15% with investment and tax lift FIA Other Annuities 732 582 588 623

FGL Holdings January 31, 2018 9 Portfolio Performing Well … Repositioning for Upside 247 257 261 265 1Q17 2Q17 3Q17 4Q17E Portfolio Yield 2017 Net Investment Income (NII): $1.032B — +10% from prior year ($M) 4.90% 5.01% 5.02% 5.03% ► Investment portfolio has performed well throughout 2017 ... consistent improvement in yield compared to prior year — up 8 bps overall ► No asset impairments in 4th quarter and just 4 bps on AAUM for full year, well below pricing; <10 bps on average over last five years ► Net FIA spread consistently around 300bps … better than pricing ► Current portfolio is high-quality, well-matched and ready for upside repositioning ► NII $1,032B;  10% ► Portfolio 92% NAIC 1 & 2 ► Fixed Maturities 96% IG ► Avg. ’17 Yield 5.00% 1 Results above do not reflect effects of transaction close at 11/30/17. Amounts and metrics for 4Q17E do not reflect impact of purchase accounting and related fair value of investment portfolio, which are non-cash in nature. 1

FGL Holdings January 31, 2018 10 Organic Growth Outlook 2017E 2018F Fixed Indexed Annuity (FIA) MYGA & International ► 2018 Sales Outlook: ► Industry: 5% - 10%1 ► F&G: targeting 10% - 12% ► Maintaining pricing discipline ► Planned expansion of MYGA sales from improved asset flow ► Developing additional reinsurance opportunities on USD denominated life and annuity business outside US ► Upon ratings upgrade: ► Additional upside within IMO channel ► Expanded distribution opportunities – Bank – Brokerage – Institutional 2.9 F&G Annuity Sales ($B) +10% – 12% 1 LIMRA estimate as of 9/30/17

FGL Holdings January 31, 2018 11 U.S. Tax Reform Update ► Broad tax reform legislation signed into law and effective 1/1/2018; Corporate tax rate reduced from 35%  21% ► Several provisions broadly impact insurance sector; F&G impact manageable ► timing of life insurance reserve deductibility ► timing of acquisition cost deductibility ► certain permanent adjustments regarding company treatment of dividends and tax-exempt interest ► Insurers with international operations are further impacted by provision to apply alternative tax on affiliate reinsurance payments—base erosion alternative tax (BEAT)— in addition to 1% federal excise tax ► industry analysis as to the method of alternative tax calculation is ongoing ► near-term, F&G is assuming a conservative onshore effective tax rate of 21% on all business ► working through restructuring scenarios to maintain flexibility while ensuring no exposure to BEAT ► Significant work continues to ► refine overall impact of tax reform legislation & BEAT implications for international platform ► explore further opportunities to leverage international platform

U.S. Tax Reform Update (continued)

- Key assumptions looking ahead



~35%
~10%-12%
~15% to ~20%
Historical GAAP Effective Tax Rate
Assumed ETR % at Transaction (based on 60% ModCo)
Current Assumption ETR%

- Clear benefits from lower overall corporate tax rate vs. historical ETR%
- Initial GAAP ETR projected to be at ~20% rate; though depending on final Treasury guidance / regulations could be lower and in line with deal assumptions
  - Add'l 3rd party options under evaluation can reduce ETR down to ~15% over time
- Lower corporate rate also reduces RBC ratios ...Industry range is 50-100 points[1]
  - F&G estimate at the lower end of range; expect to offset with other actions as we manage capital in support of desired ratings
  - Estimated 2018 RBC ratio will be 425% - 450% for F&G

[1] CreditSights and industry estimates

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Repositioning Investment Portfolio

- $23B Investment Management Agreement executed at closing
- Newly formed "Blackstone Insurance Solutions Group" faces markets as part of ~$400B Blackstone organization; immediate access to improved asset flows & expertise
  - improved capital markets coverage;
  - enhanced investment grade opportunities;
  - access to Blackstone Funds (Private Equity, Real Estate, Credit, etc.)
- Actions well-underway to transform portfolio by year end 2019 and more than offset estimated ~50 bps decrease to portfolio yield from initial purchase accounting impact

Net Portfolio Yield



~4.9%
Investment Actions
Reposition low-earning assets
↑ % structured assets
5% allocation to alternatives
~5.5%
+20 - 30 bps additional
40 bps original lift
Purchase accounting[1]
~5.0%
At Merger Signing
Investment Lift Before PGAAP
By Yearend '19

[1] Estimated ~50 bps decrease to historical portfolio yield from fair value effects of purchase accounting (PGAAP), which are non-cash in nature.
[2] Combined $80 - $90M+ increase to Net Income in 2019 from optimized asset management and assuming a 20% tax rate.

FGL Holdings January 31, 2018 13

Path to Value Creation—Levers to Increase Share Price


Today
~2019: ~$13.00 to $14.50[1]
Further Upside: ~$15.00+
~$10.00
$1.00 - $1.75
$3.00 – $3.50
Tax Reform / Reinsurance Structure[2]
Asset Management[3]
~$14.50
Before Purchase Accounting[4]
($1.50)
Purchase Accounting[4]
~$13.00
Multiple Re-Rating
(1.0x - 3.0x Multiple Uplift)
Additional Acquisitions[5]

Optimize Asset Management

- ~60 - 70bps net yield uplift targeted by YE19
- Reposition actions underway

Tax Reform and Reinsurance Structure

- Reduction in tax rate to ~20% provides meaningful earnings uplift, with potential to reduce ETR to ~15% over time with alternative commercial solutions for international platform

Multiple Re-rating

- Structurally-improved ROE results in higher compounding and net income growth
- Selected industry comparables trade at a range of 10x to 13x P/E

Accretive, Value-Add Acquisitions

- $2.5B of assets can yield approximately 5-10% incremental equity value under new F&G structure
- Leverage extensive experience of FG Founders and Board Co-Chairs

Note: Assumes 214.4M ordinary shares and 70.9M warrants outstanding.
[1]Dilutive effect of warrants allocated pro rata across each Baseline item (except purchase accounting).
[2]$40 - $50M increase to Net Income in 2019 from Tax Reform and reinsurance.
[3]$80M - $90M+ increase to Net Income in 2019 from optimized asset management and reflecting a 20% tax rate.
[4]~$40M decrease to Net Income in 2019 from fair value effects of purchase accounting which are non-cash in nature. Estimated $65M decrease in after tax NII (decrease of 50 bps portfolio yield).
partially offset by $25M increase from other items. FV effects to NII diminish beyond 2019 as in force portfolio matures or is repositioned.
[5]Range reflects acquisition of $2.5B - $10.0B of assets. Assumes target acquired at 1.0x P/BV and target standalone ROE of 10% improved pro forma to 15-19%.

FGL Holdings January 31, 2018 14

Strong & Flexible Capital Base

- Debt to Capital at year-end 2017 ~25% … fixed charge coverage ratio >10x
- ~$100M cash at various holding companies
- New 3-year, $250M credit facility in place
- 400M[1] capital available for general purposes; including M&A
- No common equity dividend assumed and preferred dividends assumed paid in kind (PIK)[2]
- 475% - 500% RBC in Iowa-based FGLIC
- >200% Bermuda Solvency Capital Requirement (BSCR) established

Positioning for ratings upgrades to support expanded growth opportunities

Current Ratings	S&P	A.M. Best	Fitch	Moody's
Issuer Credit Rating[3]	BB+ / Positive	bb+ / Under Review	BB+ / Stable	Ba3[5] / Stable
Financial Strength Rating[4]	BBB+ / Stable	B++ / Under Review	BBB / Stable	Baa2 / Stable

[1]$400M capital at 15% ROE would equate to $600M value at 10x price-to-earnings (P/E) ratio.
[2]Payment of PIK dividends on preferred shares is subject to the terms of the preferred shares certificate of designation and investor agreement.
[3]Reflects issuer credit rating for holding companies and senior notes.
[4]Reflects financial strength rating for insurance operating subsidiaries.
[5]Reflects issuer credit rating for FGL Holdings. Issuer credit rating of Ba2 for CF Bermuda Holdings Limited and Fidelity & Guaranty Life Holdings, Inc.

FGL Holdings January 31, 2018 15

FGL Holdings January 31, 2018 16 Looking Ahead to Upcoming Investor Day Co-chairmen and executive management to cover the following topics ►Further insights to investment portfolio shifts ►Tax reform update ►Purchase accounting impacts ►2018 outlook and objectives